UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2005

Commission File Number 000-31395

VillageEDOCS

(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 18, 2005, the board of directors of VillageEDOCS formally elected Jerry T. Kendall and Ricardo A. Salas as members of the board of directors of the company to serve for a term of three (3) years or until their successors have been elected or until their earlier resignation or removal.  Messrs. Kendall and Salas agreed to join the board in the second quarter of 2005 and attended their first meeting on July 18, 2005.  Both of them will serve on the board's audit committee and the compensation committee.   Messrs. Kendall and Salas are not parties to any transactions described in Item 404(a) of Regulation S-B involving the Registrant or any of its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      July 21, 2005                                                    VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard
                                                                                          Print Name:  Michael A. Richard
                                                                                          Title:  Chief Financial Officer